EXHIBIT 10.134
US BANK

                     DISBURSEMENT REQUEST AND AUTHORIZATION

  Principal         Loan Date       Maturity        Loan No       Call     Collateral        Account        Officer     Initials
$1,500,000.00       06-04-2001     06-15-2002      2784-18/26                  070         1105503561        MJH49         MJH

References in the shaded are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

BORROWER:         OPTIMUMCARE CORPORATION                     LENDER:           U.S. BANK NATIONAL ASSOCIATION
                  30011 IVY GLENN DRIVE                                         4100 NEWPORT PLACE, SUITE 120
                  LAGUNA NIGUEL, CA  92677                                      NEWPORT BEACH, CA  92660

================================================================================

LOAN TYPE. This is a Variable Rate (0.500% over prime rate), Revolving Line of Credit Loan to a Corporation for $1,500,000.00 due on June 15, 2002. This is a secured renewal of the following indebtedness: This Note is given in renewal and extension and not in novation of the following described indebtedness: That certain Promissory Note dated July 14, 2000, in the amount of $1,5000,000.00 executed by Borrower payable to Lender. If is further agreed that all liens and security interest securing said indebtedness are hereby renewed and extended to secure the Note and all renewals, extensions and modifications thereof.

PRIMARY PURPOSE OF LOAN.  The primary purpose of this loan is for:

                 PERSONAL, FAMILY, OR HOUSEHOLD PURPOSES OR PERSONAL INVESTMENT.
        ----
          X      BUSINESS (INCLUDING REAL ESTATE INVESTMENT).
        ----

SPECIFIC PURPOSE. The specific purpose of this loan is: SHORT TERM WORKING CAPITAL.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $1,500,000.00 as follows:

         UNDISBURSED FUNDS:                          $1,500,000.00

         NOTE PRINCIPAL:                             $1,500,000.00

CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:

         PREPAID FINANCE CHARGES PAID IN CASH:                         $3,750.00
           $3,750.00 LOAN FEES
                                                                       ---------
         TOTAL CHARGES PAID IN CASH:                                   $3,750.00

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED JUNE 4, 2001.

BORROWER:

OPTIMUMCARE CORPORATION

BY:      EDWARD A. JOHNSON
   -----------------------------------
         EDWARD A. JOHNSON, CHAIRMAN/CEO

US BANK                             PROMISSORY NOTE

    Principal         Loan Date       Maturity        Loan No       Call     Collateral        Account        Officer     Initials
  $1,500,000.00       06-04-2001     06-15-2002      2784-18/26                  070         1105503561        MJH49         MJH

References in the shaded are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

BORROWER:         OPTIMUMCARE CORPORATION                     LENDER:          U.S. BANK NATIONAL ASSOCIATION
                  30011 IVY GLENN DR #219                                      4100 NEWPORT PLACE, SUITE 120
                  LAGUNA NIGUEL, CA  92677                                     NEWPORT BEACH, CA  92660

================================================================================


Principal Amount:$1,500,000.00                         Date of Note: June 4,2001

PROMISE TO PAY. OPTIMUMCARE CORPORATION ("BORROWER") PROMISES TO PAY TO U.S. BANK NATIONAL ASSOCIATION ("LENDER"), OR ORDER, IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA, THE PRINCIPAL AMOUNT OF ONE MILLION FIVE HUNDRED THOUSAND & 00/100 DOLLARS ($1,500,000.00) OR SO MUCH AS MAY BE OUTSTANDING, TOGETHER WITH INTEREST ON THE UNPAID OUTSTANDING PRINCIPAL BALANCE OF EACH ADVANCE. INTEREST SHALL BE CALCULATED FROM THE DATE OF EACH ADVANCE UNTIL REPAYMENT OF EACH ADVANCE.

PAYMENT. BORROWER WILL PAY THIS LOAN IN ONE PAYMENT OF ALL OUTSTANDING PRINCIPAL PLUS ALL ACCRUED UNPAID INTEREST ON JUNE 15, 2002. IN ADDITION, BORROWER WILL PAY REGULAR MONTHLY PAYMENTS OF ACCRUED UNPAID INTEREST BEGINNING AUGUST 15, 2001, AND ALL SUBSEQUENT INTEREST PAYMENTS ARE DUE ON THE SAME DAY OF EACH MONTH AFTER THAT. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is the prime rate (the "Index"). The unpaid principal balance will bear interest at an annual rate equal to the percentage point described below plus the prime rate announced by Lender. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each time that the prime rate changes. THE INTEREST RATE TO BE APPLIED TO THE UNPAID PRINCIPAL BALANCE OF THIS NOTE WILL BE AT A RATE OF 0.500 PERCENTAGE POINTS OVER THE INDEX. NOTICE:
Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT: Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law.

Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, they will reduce the principal balance due.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the Related Documents. (d) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (e) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (f) Borrower is in default under any other note, security agreement, lease agreement or lease schedule, loan agreement or other agreement, whether now existing or hereafter made, between Borrower and U.S. Bancorp or any direct or indirect subsidiary of U.S. Bancorp. (g) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (h) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (i) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired. (j) Lender in good faith deems itself insecure.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon Borrower's failure to pay all amounts declared due pursuant to this section, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the variable interest rate on this Note to 5.500 percentage points over the Index. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs in addition to all automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs in addition to all other sums provided by law. THIS NOTE HAS BEEN DELIVERED TO LENDER AND ACCEPTED BY LENDER IN THE STATE OF CALIFORNIA. IF THERE IS A LAWSUIT, BORROWER AGREES UPON LENDER'S REQUEST TO SUBMIT TO THE JURISDICTION OF THE COURTS OF SACRAMENTO COUNTY, THE STATE

OF CALIFORNIA. LENDER AND BORROWER HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER LENDER OR BORROWER AGAINST THE OTHER. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

RIGHT OF SETOFF. Borrower grants to lender a contractual security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note may be requested either orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (d) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (e) Lender in good faith deems itself insecure under this Note or any other agreement between Lender and Borrower.

LATE CHARGE. If a payment is 15 days or more past due, Borrower will be charged a late charge of 5% of the delinquent payment.

PRIOR NOTE. This Note is given in renewal and extension and not in novation of the following described indebtedness: That certain Promissory Note dated July 14, 2000, in the amount of $1,500,000.00 executed by Borrower payable to Lender. It is further agreed that all liens and security interest securing said indebtedness are hereby renewed and extended to secure the Note and all renewals, extensions and modifications thereof.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:
OPTIMUMCARE CORPORATION


BY:
   -------------------------------------
         EDWARD A. JOHNSON, CHAIRMAN/CEO


LENDER:

U.S. BANK NATIONAL ASSOCIATION


BY:
   -------------------------------------
         AUTHORIZED OFFICER

                        FIRST AMENDMENT TO LOAN AGREEMENT


THIS AMENDMENT TO LOAN AGREEMENT, made and entered into as of the 19th day of July, 2001, by and between U.S. BANK NATIONAL ASSOCIATION, (hereinafter referred to as "Lender"), and OPTIMUMCARE CORPORATION, a(n) CALIFORNIA CORPORATION with its chief executive office at 30011 IVY GLENN DRIVE, LAGUNA NIGUEL, CA 92677 (hereinafter referred to as "Borrower").

                                    RECITALS

The parties entered into a loan agreement dated as of July 14, 2000 (hereinafter referred to as the "Agreement"), and the parties now desire to amend the Agreement as hereinafter provided. Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Agreement.

NOW, THEREFORE, the parties mutually agree as follows:

         1.       The Agreement is hereby amended to provide:

                  (a) Section entitled "ADDITIONAL PROVISIONS" letter "(b)" is hereby deleted, and in place thereof the following new section is inserted: Shareholder debt is limited to a maximum of $225,000.00.

                  (b) Section entitled "Tangible Net Worth" is hereby deleted, and in place thereof the following new section is inserted: Maintain a minimum Tangible Net Worth of not less than $3,000,000.00

                  (c) Section entitled "Other Ratio" is hereby deleted, and in place thereof the following new section is inserted: Maintain a ratio of Rent adjusted fixed charge coverage of 1.40 to 1.00. (minimum)

                  (d) The following section is hereby inserted to the loan agreement: Profitability and Quarterly Losses. Borrower hereby agrees to maintain a minimum annual profitability of $200,000.00 and also agrees to not have two (2) consecutive quarterly losses.

         2. Except as herein amended, each and all of the terms and provisions of the Agreement shall be and remain in full force and effect during the term thereof.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Agreement, in duplicate, as of the date first herein above written.

Borrower hereby acknowledges receipt of a copy of this Amendment

OPTIMUMCARE CORPORATION


By:    Edward A. Johnson                       Title: CHAIRMAN/CEO
   ---------------------------                       ---------------------------


U.S. BANK NATIONAL ASSOCIATION

By:
   ---------------------------

Title:    Vice President
      ------------------------

                              ARTICLE 9 CERTIFICATE
         (FOR PERSONAL PROPERTY SECURED LOANS EXCLUDING PERSONAL TRUSTS)

Date: 6/18/01 "Borrower" OptimumCare Corporation                "Bank" U.S. Bank
                                                                       ---------

The undersigned pledger of collateral to the Bank (hereafter "Pledgor") in his or her capacity as set forth below warrants and attests to Bank, its successors and assigns, the following:

1.       Legal Name. The exact legal name of Pledgor is: OptimumCare Corporation

         (Note: If Pledgor is a sole proprietorship, indicate the exact name of the individual owner of the proprietorship, INCLUDING MIDDLE initial. If Pledgor is a general partnership without a formal partnership name, list the exact names of the partners who comprise the partnership.)

2.       Type of Entity. Pledgor is a (check one):

         [ ]      husband and wife borrowing relationship

         [ ]      sole proprietorship

         [ ]      general partnership

         [ ]      limited partnership

         [ ]      limited liability partnership

         [ ]      limited liability limited partnership

         [ ]      limited liability company

         [X]      corporation

         [ ]      other (please designate)

3. Registered Organization. If Pledgor is an entity created by and registered with a state or the United States, check one and insert information as appropriate:

         [X]      United States

         [X]      State of Delaware (please designate)

4. Registration Documentation. If Pledgor is a registered organization, attached is a file- stamped photocopy of Pledgor's current organization filing including all amendments (e.g., Articles of Incorporation, Articles of Organization, Certificate of Limited Partnership). ATTACHING A CERTIFICATE OF GOOD STANDING OR CERTIFICATE OF STATUS IS NOT SUFFICIENT FOR THIS REQUIREMENT.

5. Organization Number. If Pledgor is an organization and has an organization identification number, please specify, or if no separate identification number exists for the organization, indicate that "none exists" by checking this box /X/. THIS IS NOT THE SSI OR TAXPAYER ID NUMBER.

6.       Employer ID #/Social Security #: Pledgor's EIN or SS number is:
         33-0218003

7.       Pledgor's Location.

         [ ] Husband/wife or sole proprietorship, indicate complete address of principal residence Also indicate any other address that might be considered a residence (e.g., vacation home)

         [X] Registered Organization: location is state of registration. Add mailing address of chief executive office here: 30011 Ivy Glenn Drive, Ste. 219, Laguna Niguel, CA 92677

         [ ]      Registered Organization organized under the laws of the United
                  States: consult counsel

         [ ]      Foreign Pledgor: consult counsel

         [ ] All other organizations, indicate address of chief executive office

8. Prior Names. List all former names of Pledgor during the past five (5) years, including those names which existed prior to any acquisition, merger or consolidation with or into Pledgor, or any name of Pledgor that existed before Pledgor changed its name to its current name or changed its form of business (e.g. sole proprietor to LLC).

                                                                                        Reason (e.g., merger, acquisition,
         Change of Name From                Change of Name To                   Date    name changes, entity change)
         -------------------                -----------------                   ----    ----------------------------------

         None

9. Prior Jurisdictions. (NOTE: THIS REPRESENTATION APPLIES TO REGISTERED ORGANIZATIONS ONLY). If on or after July 1, 2001 the Pledgor changed its registration (e.g., Articles of Incorporation, Articles of Organization, Limited Partnership Certificate) from a different state (e.g., Iowa to Wisconsin), list the prior state of registration.

               State                         Date of Change
               -----                         --------------

               None

10. Prior Principal Locations of Pledgor. Other than that location listed in Section 7 above, list the city, state and county of the current principal location (or residence) of Pledgor and any prior location during the last six (6) months.

               State                         County
               -----                         --------------

               None

11. Collateral Locations. Other than that location listed in Section 7 above, list each city, state and county in which any of the following collateral is currently located or was located during the last six (6) months: inventory, equipment.

               State                         County
               -----                         --------------

               None

12. Fixtures, Timber To Be Cul, As Extracted Minerals, Farm Products. Please list street address of collateral and attach a legal description: None County of N/A

         [ ]     THERE HAVE BEEN NO CHANGES SINCE THE LAST CERTIFICATE DATED.

Pledgor represents and warrants that the foregoing statements are true and correct in all respects, and that such warranties and representations are made under and in connection with certain credit facilities between the Borrower and the Bank, and any inaccuracy of such representations or warranties will constitute a default under such facilities.

(Individual)                                    OptimumCare Corporation

  Edward A. Johnson                                Edward A. Johnson
------------------------------                  --------------------------------

                                                   Edward A. Johnson
------------------------------                  --------------------------------
     (Print Name)                                  (Print Name and Title)
                                                    Chairman of the Board

(Individual)
                                             By:
------------------------------                  --------------------------------

------------------------------                  --------------------------------
     (Print Name)                                  (Print Name and Title)